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                                                                    EXHIBIT 1

                       $40,000,000 PRINCIPAL AMOUNT OF
               [ ]% INSURED QUARTERLY NOTES DUE APRIL 1, 2021



                       DELTA NATURAL GAS COMPANY, INC.



                       FORM OF UNDERWRITING AGREEMENT

                           [              ], 2006


Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri  63131

Ladies and Gentlemen:

         Delta Natural Gas Company, Inc., a Kentucky corporation (the "Company") confirms its agreement with Edward D. Jones & Co., L.P. (the "Underwriter") as follows:

         1. Description of Notes. The Company proposes to issue and sell to
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the Underwriter $40,000,000 aggregate principal amount of [ ]% Insured
Quarterly Notes due April 1, 2021 (the "Notes") described in the Indenture (as defined below). The Notes are more fully described in the Registration Statement and the Prospectus as hereinafter defined. The Notes will be issued by the Company under a certain Trust Indenture, dated as of March 1, 2006 (the "Indenture"), between the Company and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). No amendments to the Indenture will be made prior to the Closing Date hereinafter referred to without your prior approval. The Company understands that the Underwriter proposes to make a public offering of the Notes as soon as it deems advisable after this Agreement has been executed and delivered.

         2. Representations and Warranties of the Company. The Company
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represents, warrants and agrees as follows:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration Statement No. 333-[ ]) relating to $40,000,000 aggregate principal amount of its Notes and the offering thereof in accordance with the Act as amended and the Trust Indenture Act of 1939 as amended (the "Trust Indenture Act") and has filed such amendments thereto as may have been required to the date hereof. The registration statement has been prepared in conformity with the requirements of the Act and the rules and regulations thereunder (the "Rules and Regulations") and the Trust Indenture Act and the rules and regulations thereunder. Copies of that registration statement as amended to date have been delivered by the Company to you as the Underwriter. As used in this Agreement, "Preliminary Prospectus" means each prospectus included in that registration statement, or amendments of such registration statement or prospectus, before that registration



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         statement, as so amended, became effective under the Act and any prospectus filed by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations and the documents incorporated by reference in such Preliminary Prospectus. "Registration Statement" means that registration statement including the prospectus, exhibits and financial statements, and all documents incorporated by reference therein, including any information deemed by virtue of Rule 430A(a)(3) of the Rules and Regulations to be part of such Registration Statement, as of the time such registration statement or post-effective amendment became effective under the Act and the Trust Indenture Act; and "Prospectus" means the prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(b) of the Rules and Regulations, unless no such Rule 424(b) Prospectus is filed, in which case it shall mean the Prospectus filed as part of the last Registration Statement filed on or before the effective date thereof, and all documents incorporated by reference therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) Each Preliminary Prospectus and each Permitted Free Writing Prospectus (as defined below), at the time of the filing thereof, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. The Registration Statement has been declared effective by the Commission.

                  (c) The Registration Statement and the Prospectus in all material respects: (i) complied as of the date the Registration Statement became effective, (ii) comply as of the date hereof and
         (iii) will comply as of the Closing Date, as hereinafter defined, with the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Trust Indenture Act and the rules and regulations of the Commission under such Acts; the Registration Statement and any amendment thereof, at the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not and as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph (c) shall not apply to (A) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (B) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus.

                  (d) The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), comply in all materials respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.


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                  (e) Each Permitted Free Writing Prospectus (as defined
         below) listed on Schedule I hereto did not and will not include anything that conflicts with the information contained in the Registration Statement, the Prospectus and each such Permitted Free Writing Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriter with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.

                  (f) At the determination date for purposes of the Notes within the meaning of Rule 164(h) under the Act, the Company was not an "ineligible issuer" as defined in Rule 405 under the Act.

                  (g) Deloitte & Touche LLP, the accountants whose report forms a part of the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act and the Rules and Regulations.

                  (h) The consolidated financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and forming a part of any Preliminary Prospectus or the Prospectus present fairly, and the financial statements forming a part of any amendment or supplement to the Prospectus will present fairly, the financial condition and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated, and have been, and in the case of financial statements forming a part of any amendment or supplement to the Prospectus will be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements are required to be set forth in or incorporated by reference in the Registration Statement or the Prospectus under the Act or the Rules and Regulations thereunder.

                  (i) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the Company's capital stock, or any material increase in the long-term debt of the Company or any of its subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of such entity, or any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations, or prospects of the Company and its subsidiaries taken as a whole.

                  (j) Each of the Company and its subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification and wherein the failure to be so qualified would have a material adverse effect on the business of the Company and each of its subsidiaries, and have all power and authority necessary to own or hold their properties and to conduct the business in which they are engaged.

                  (k) The authorized and outstanding capitalization of the Company as of December 31, 2005 was as set forth in the Registration Statement and the Prospectus, and there have been no changes in the authorized or outstanding capitalization of the Company since December 31, 2005



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         except as contemplated by the Registration Statement and the
         Prospectus. All corporate action required to have been taken by the Company for the due and proper authorization, execution and delivery of the Indenture and the due and proper authorization, issuance, sale and delivery of the Notes have been validly and sufficiently taken. When the Notes have been executed, issued, delivered and paid for in the manner described in the Indenture, the Notes will be duly issued and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and the Notes will be enforceable in accordance with their terms (except insofar as enforcement may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights and remedies generally, as may from time to time be in effect, and by the availability of specific performance or of other equitable relief which is subject to the discretion of the court before which any proceeding may be brought); the Notes conform to all statements relating thereto in the Registration Statement, and holders of the Notes will not be entitled to preemptive rights.

                  (l) The issued shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and are owned entirely by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except those set forth in Exhibit 21 to the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2005 ("Company's 10-K"). As used in this Agreement, subsidiaries shall mean those subsidiaries set forth in
         Exhibit 21 to the Company's 10-K.

                  (m) The Indenture is in due and proper form, has been duly and validly executed and delivered and is a valid and enforceable instrument in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of certain of the obligations thereunder.

                  (n) The filing of the Registration Statement and the execution and delivery by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of the Company, and all necessary corporate action to authorize and approve the same has been taken. This Agreement has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company.

                  (o) The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guarantee insurance policy (the "Insurance Policy") issued by Ambac Assurance Corporation (the "Insurer"), insuring the payment of principal and interest on the Notes, when due.

                  (p) The Company and its subsidiaries have good and marketable title to, or valid and enforceable leasehold interests in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims (other than the liens disclosed in the Registration Statement or the Prospectus) which might materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole.

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                  (q) Except to the extent disclosed in the Registration
         Statement or the Prospectus, neither the Company, nor any of its subsidiaries, is in violation of its corporate charter or bylaws or in default under any obligation, agreement, covenant or condition contained in any mortgage or other material contract, lease, note, indenture or instrument to which it is a party or by which it may be bound, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole, or is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, the effect of which violation would be material to the Company and its subsidiaries taken as a whole, or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business; and the execution, delivery and performance of this Agreement by the Company, the sale of the Notes, compliance by the Company with the provisions of the Notes and the Indenture, and the consummation of the transactions contemplated by this Agreement will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, or constitute a breach of or default under, any agreement, indenture or instrument to which the Company is a party, or by which the Company is bound, or result in a violation of the corporate charter or bylaws of the Company or, except to the extent disclosed in the Registration Statement or the Prospectus, any law or ordinance to which the Company or its properties may be subject or of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its properties, except for conflicts, breaches, violations or defaults which would be immaterial to the business and operations of the Company and its subsidiaries taken as a whole and which would not affect the validity or enforceability of the Notes, the Indenture or this Agreement or otherwise adversely affect the rights, duties or obligations of the Trustee, the Underwriter or the holders of the Notes.

                  (r) No approval or consent of any governmental body other than (i) as may be required under the Act or the Trust Indenture Act or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, and (ii) approval by the Kentucky Public Service Commission, which has been obtained, is legally required for the carrying out by the Company of the provisions of this Agreement.

                  (s) Except as described in the Registration Statement or the Prospectus, there is no litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which, if adversely resolved, could reasonably be expected to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

                  (t) There are no contracts or other documents that are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations or as exhibits to any reports filed by the Company under the Exchange Act that are incorporated by reference in the Registration Statement and the Prospectus, which have not been filed as exhibits to the Registration Statement or any such reports incorporated by reference in the Registration Statement and the Prospectus.

                  (u) Except as disclosed in the Registration Statement or the Prospectus, the Company and each of its subsidiaries have sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct in all material respects their respective businesses as presently conducted and as described in the Registration Statement and Prospectus and any document incorporated therein by reference.

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                  (v) Except as set forth in the Registration Statement and
         the Prospectus, the Company and its subsidiaries are not in violation of or liable under any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), own or operate no real property contaminated with any substance that is subject to any environmental laws, are not liable for any off-site disposal or contamination pursuant to any environmental laws, or are not subject to any claim relating to any environmental laws, and are not aware of any pending investigation that might lead to such a claim, which violation, contamination, disposal, liability, claim or investigation would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken together as a whole.

                  (w) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company knows of no existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

                  (x) Each of the Company and its subsidiaries owns, possesses or has the right to use all material licenses, trademarks, patents, patent rights, inventions, copyrights, service marks and trade names presently employed by it in connection with the businesses now operated by it, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

                  (y) The Company and its subsidiaries maintain insurance covering their properties, operations, personnel and businesses which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company and its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                  (z) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (aa) Except as otherwise disclosed in the Registration Statement or the Prospectus, the Company and each of its subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Registration Statement or the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

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         Notwithstanding anything to the contrary in this paragraph 2 or any other section or part of this Agreement, the Company makes no warranties, representations or agreements regarding: (i) the accuracy of any information in or incorporated by reference into the Registration Statement or prospectus regarding the Insurer or any affiliate or control entity of the Insurer; (ii) whether any information incorporated by reference into the Registration Statement or prospectus regarding the Insurer or any affiliate or control entity of the Insurer complied at the time the information was filed with the Commission or at any other time with the requirements of the Exchange Act, the Exchange Act Rules and Regulations or any other state or federal laws or regulations; (iii) whether any information in or incorporated by reference into the Registration Statement or prospectus regarding the Insurer or any affiliate or control entity of the Insurer meets the requirements for the Company's use of Form S-3 or is otherwise compliant with the Company's obligations under the Act, Rules and Regulations or any other state or federal laws or regulations in connection with the offering contemplated in this Agreement. As used in this immediate paragraph, "prospectus" includes Prospectus, each Preliminary Prospectus, prospectus or each Free Writing Prospectus (as those are defined in this Agreement). As used in this paragraph, "accuracy of any information" means that the information contains no material misstatement or material omission of fact.

         3. Purchase, Sale and Delivery of Notes. On the basis of the
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representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Notes. The purchase price for the Notes shall be [ ]% of the principal amount thereof.

         Delivery of the Notes, in definitive form, and payment therefor, shall be made at 10:00 a.m., St. Louis time, on the third business day after the Registration Statement shall have been declared effective by the Commission, or on such later date and time as may be agreed upon in writing between the Underwriter and the Company, such day and time of delivery and payment being herein called the "Closing Date." On the Closing Date, the Notes shall be delivered by the Company to the Underwriter at The Depository Trust Company in New York, New York, against payment of the purchase price therefor in funds immediately available to the order of the Company. The Company agrees to make available to the Underwriter for inspection and packaging in New York, New York, at least one full business day prior to the Closing Date, certificates for the Notes so to be delivered in good delivery form and in such denominations and registered in such names as the Underwriter shall have requested, all such requests to have been made in writing at least one full business day prior to the Closing Date.

         4. Free Writing Prospectuses.
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                  (a) The Company represents and agrees that, without the
         prior consent of the Underwriter, it has not made and will not make any offer relating to the Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus; the Underwriter represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433; any such free writing prospectus (which shall include the pricing term sheet discussed in paragraph 4(b) hereof), the use of which has been consented to by the Company and the Underwriter, is listed on
         Schedule I and herein called a "Permitted Free Writing Prospectus."

                  (b) The Company agrees to prepare a pricing term sheet, substantially in the form of Schedule I hereto and approved by the Underwriter, and to file such pricing term sheet pursuant to Rule 433(d) under the Act within the time period prescribed by such Rule.

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                  (c) The Company and the Underwriter have complied and will comply with the requirements of Rule 433 under the Act applicable to any free writing prospectus, including timely Commission filing where required and legending.

                  (d) The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement or the Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter a free writing prospectus or other document, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter, expressly for use therein.

         5. Covenants. The Company covenants and agrees with the
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Underwriter:

                  (a) To furnish promptly to the Underwriter and counsel for the Underwriter one signed copy of the Registration Statement as originally filed, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (b) To deliver promptly to the Underwriter such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (excluding exhibits other than this Agreement) and of each Preliminary Prospectus, Permitted Free Writing Prospectus, the Prospectus and any amended or supplemented Prospectus as the Underwriter may reasonably request.

                  (c) To file promptly with the Commission the Prospectus pursuant to Rule 424(b) of the Rules and Regulations and to file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Underwriter, be required by the Act or requested by the Commission and approved by the Underwriter (which approval will not be unreasonably withheld). Futhermore, the Company will make any other required filings pursuant to Rule 433(d)(1) of the Act within the time required by such Rule.

                  (d) Prior to filing with the Commission any amendment to the Registration Statement or amendment or supplement to the Prospectus, or to filing any Prospectus pursuant to Rule 424 of the Rules and Regulations, or to filing any Permitted Free Writing Prospectus pursuant to Rule 433(d) under the Act, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing (which consent will not be unreasonably withheld).

                  (e) To use its best efforts to cause any required post-effective amendment to the Registration Statement to become effective and to advise the Underwriter promptly (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, an amendment or a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any

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         jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus in order to make any material statement therein not misleading.

                  (f) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Exchange Act or the rules and regulations of the Commission under such Acts, the Company promptly will prepare and file with the Commission, subject to paragraph 5(d), an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                  (g) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

                  (h) As soon as practicable after the effective date of the Registration Statement, to make generally available to its security holders and to deliver to the Underwriter an earnings statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the effective date of the Registration Statement, provided that the Company may comply with this paragraph 5(h) by complying with the safe harbor provisions of Rule 158 of the Rules and Regulations.

                  (i) For a period of three years from the effective date of the Registration Statement, to furnish to the Underwriter copies of all reports to shareholders and all reports, filings and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

                  (j) To endeavor to qualify the Notes for offer and sale under the securities laws of such jurisdictions as the Underwriter may reasonably request, provided that no such qualification shall be required if as a result thereof the Company would be required to qualify as a foreign corporation, subject itself to general taxation or would be made subject to service of general process, in each case in any jurisdiction in which it is not so qualified or subject; and to maintain such qualifications in effect so long as required for the distribution of the Notes and to arrange for the determination of the legality of the Notes for purchase by institutional investors.

                  (k) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay (i) the costs incident to the sale and delivery of the Notes and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement, any Preliminary Prospectus, any Permitted Free Writing Prospectus, the Prospectus and any amendments, supplements and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus, any Permitted Free Writing Prospectus, the Prospectus, and any amendment or supplement to the Prospectus; (iv) the costs of filings incident to securing any required review by the National Association of Securities Dealers, Inc.; (v) the fees and expenses

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         of qualifying the Notes under the securities laws of the several jurisdictions as provided in paragraph 5(j) above and of preparing and printing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (vi) the cost of printing the Indenture, the Notes and the fees of the Trustee; (vii) the cost of qualifying the Notes with The Depository Trust Company; (viii) the fees and expenses of the Company's accountants and counsel; and
         (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement. Except as provided in paragraph 10, the Underwriter shall bear all other costs and expenses incurred by it in connection with its offering of the Notes, including the fees and expenses of its counsel, any transfer taxes on the Notes which it may sell and the expenses of advertising any offering of the Notes made by the Underwriter.

                  (l) Until the termination of the offering of the Notes, to file timely all documents, and any amendments to previously filed documents, required to be filed by it pursuant to the Exchange Act.

                  (m) To apply the net proceeds of the Notes as set forth in the Prospectus.

         6. Conditions of Underwriter's Obligations. The obligations of the
            ---------------------------------------
Underwriter hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been timely filed to the extent required; at or before the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding nor any order directed at any document incorporated by reference in the Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission, and no challenge shall have been made to any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Underwriter. The pricing term sheet contemplated by paragraph 4(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Act.

                  (b) The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of the Underwriter or Armstrong Teasdale LLP, counsel for the Underwriter, is material or omits to state a fact that in the reasonable opinion of the Underwriter or such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the form of the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all reasonable respects to Armstrong Teasdale LLP, counsel for the Underwriter; and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.

10

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                  (d) Stoll Keenon Ogden PLLC, as counsel to the Company,
         shall have furnished to the Underwriter their opinion, addressed to the Underwriter and dated the Closing Date, to the effect that:

                  (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or conduct of business requires such qualification and wherein the failure to be so qualified would have a material adverse effect on the business of the Company or such subsidiary, and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged as described in the Prospectus.

                  (ii) The Indenture has been duly authorized, qualified under the Trust Indenture Act, executed and delivered; the Notes have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iii) All corporate action required to have been taken by the Company for the due and proper authorization, issuance, sale and delivery of the Notes has been validly and sufficiently taken.

                  (iv) The Indenture and the Notes conform in all material respects to the statements concerning them in the Prospectus.

                  (v) To the knowledge of such counsel, based upon communications with representatives of the Commission, (A) the Registration Statement is effective under the Act, and
                  (B) the Prospectus was timely filed with the Commission as required.

                  (vi) To the knowledge of such counsel, (A) no stop order suspending the effectiveness of the Registration Statement has been issued, and (B) no proceeding for that purpose is pending or threatened by the Commission.

                  (vii) To the knowledge of such counsel, (A) no order directed to any document incorporated by reference in the Prospectus has been issued, and (B) no challenge has been made to the accuracy or adequacy of any such document (except that no opinion need be expressed regarding any document incorporated by reference in the Prospectus from any entity other than the Company).

                  (viii) The Registration Statement and the Prospectus and each amendment or supplement, if any, thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder and the Trust Indenture Act and the rules and regulations of the Commission under such act (except that no opinion need be expressed as to the Trustee's Statement of Qualification and as to the financial statements or financial data contained therein or as to any information in or incorporated by reference into the Registration Statement, the Prospectus or any amendment thereto regarding the Insurer or any affiliate or control entity of the Insurer).

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                  (ix) The statements made in the Prospectus, insofar as
                  they purport to summarize the provisions of statutes, legal and governmental proceedings, contracts or other documents specifically referred to therein are accurate and fairly present the information called for with respect thereto by Form S-3 under the Act (except that no opinion need be expressed as to financial statements or financial data contained therein or as to any information in or incorporated by reference into the Prospectus regarding the Insurer or any affiliate or control entity of the Insurer).

                  (x) To such counsel's knowledge, except as disclosed in the Prospectus, there is no litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which could have a material adverse effect on the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

                  (xi) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement as permitted by the Rules and Regulations.

                  (xii) To such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its corporate charter or bylaws, or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole, or is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or, except as disclosed in the Prospectus, has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company. The Agreement and the transactions contemplated by this Agreement will not conflict with any agreement of the Company or its subsidiaries known to counsel, will not create a lien or encumbrance upon any property of the Company or its subsidiaries, will not violate the articles of incorporation or bylaws of the Company or its subsidiaries and will not violate any law or governmental ordinance, order or regulation, except to the extent that such conflict, lien, encumbrance or violation would have no material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xiv) No approval or consent of any governmental body, other than (i) as may be required under the Act or the Trust Indenture Act of 1939 or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, and (ii) approval by the Public Service Commission of Kentucky ("PSC"), which approval by the PSC has been obtained, is legally required for the issue and sale of the Notes by the Company or for the carrying out by the Company of the provisions of this Agreement.

         Such counsel also shall confirm that during the preparation of the Registration Statement and Prospectus and any Permitted Free Writing Prospectus, such counsel has participated in conferences with your representatives and counsel for the Underwriter, and with officers and representatives of the Company, at which conferences the contents of the Registration Statement and Prospectus and any Permitted Free Writing Prospectus were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel

12

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

         thereunder, such counsel shall confirm that nothing came to such counsel's attention that would lead such counsel to believe that either the Registration Statement or any Permitted Free Writing Prospectus or the Prospectus or any amendment or supplement thereto (other than the financial statements and notes thereto, or any related schedules therein, or any document from any entity other than the Company incorporated by reference in the Registration Statement, any Permitted Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) Emmet, Marvin & Marvin, LLP, as counsel to the Trustee, shall have furnished to the Underwriter their opinion, addressed to the Underwriter and dated the Closing Date, to the effect that:

                  (i) the Trustee is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking;

                  (ii) the Trustee has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the Trustee are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms;

                  (iii) the execution, delivery and performance by the Trustee of the Indenture do not conflict with or constitute a breach of the articles of association or bylaws of the Trustee; and

                  (iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Indenture or the performance by the Trustee of its duties thereunder, except such as have been obtained, taken or made.

                  (f) Counsel for the Insurer shall have furnished to the Underwriter his opinion, addressed to the Underwriter and dated the Closing Date, to the effect that:

                  (i) The Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of Wisconsin and is licensed and authorized to issue the Insurance Policy and to perform its obligations under the Insurance Policy under the laws of the State of Wisconsin.

                  (ii) The Insurance Policy has been duly executed and is a valid and binding obligation of the Insurer enforceable in accordance with its terms.

                  (iii) The Insurance Policy is exempt from the registration requirements of the Act.

                  (iv) The information in the Prospectus under the heading "The Policy and the Insurer" insofar as such statements constitute a description of the Insurance Policy, accurately summarize the Insurance Policy.

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                  (g) On the Closing Date, there shall have been furnished
         to you a certificate, dated such date, from the Company, signed on behalf of the Company by the President and Chief Executive Officer and the Vice President - Finance, Secretary and Treasurer, stating that to the knowledge of the officers signing such certificate:

                  (i) The representations, warranties and agreements of the Company in paragraph 2 are true and correct as of such date; the Company has complied with all its agreements contained herein; and the conditions set forth in paragraph 6(a) have been fulfilled;

                  (ii) Neither the Registration Statement, as of its effective date, nor the Prospectus, as of its date, nor any Permitted Free Writing Prospectus included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment (except that no opinion need be expressed regarding any information in or incorporated by reference into the Registration Statement or prospectus regarding the Insurer or any affiliate or control entity of the Insurer); and

                  (iii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened, under the Act.

                  (h) On the date of this Agreement and on the Closing Date, Deloitte & Touche LLP, shall have furnished to you letters dated such dates substantially in the forms heretofore approved by you.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change specified in the letter referred to in paragraph 6(h) which makes it impractical or inadvisable in the reasonable judgment of the Underwriter to proceed with the public offering or delivery of the Notes as contemplated by the Prospectus.

                  (j) The Underwriter shall have received from Armstrong Teasdale LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus, and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (k) On or prior to the Closing Date, there shall have been furnished to you satisfactory evidence that the Insurance Policy has been issued by the Insurer.

                  (l) On the Closing Date, Insurer shall have furnished to the Underwriter and the Company a certificate of a duly authorized officer of Insurer to the effect that the information set forth in or incorporated by reference in the Prospectus under the caption "THE POLICY AND THE INSURER" and in Appendix B thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading.

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         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriter and Armstrong Teasdale LLP, counsel for the Underwriter.

         If any of the conditions specified in this paragraph 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter.

         7. Indemnification and Contribution.
            --------------------------------

                  (a) The Company shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Underwriter or any such controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any Permitted Free Writing Prospectus, the Prospectus, or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such controlling person for any legal and other expenses reasonably incurred by the Underwriter or such controlling person for any legal and other expenses reasonably incurred by the Underwriter or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus or in the Registration Statement or any Permitted Free Writing Prospectus or the Prospectus or any amendment or supplement thereto (i) regarding the Insurer or any affiliate or control entity of the Insurer or (ii) in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of the Underwriter or any person controlling the Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by the Underwriter if the Underwriter failed to send or give a copy of any Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus, unless such failure resulted from non-compliance by the Company with paragraph 5(b) hereof. The foregoing indemnity is in addition to any liability which the Company may otherwise have to the Underwriter or any controlling person of the Underwriter.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any Permitted Free Writing Prospectus, the Prospectus or the Registration Statement or Prospectus


15

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

         as amended or supplemented, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company.

                  (c) Promptly after receipt by an indemnified party under this paragraph 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this paragraph 7, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this paragraph 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this paragraph 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense other than reasonable costs of investigation, unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this paragraph 7 shall for any reason be unavailable to an indemnified party under paragraph 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability,


16

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

         or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriter with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this paragraph 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph 7(d) shall be deemed to include, for purposes of this paragraph 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph 7(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                  (e) The Underwriter confirms that the statements with respect to the public offering of the Notes set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and were furnished in writing to the Company by the Underwriter for inclusion in the Registration Statement and the Prospectus.

                  (f) The agreements contained in this paragraph 7 and the representations, warranties and agreements of the Company contained in paragraphs 2, 4 and 5 shall survive the delivery of the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         8. Termination by the Underwriter. The obligations of the
            ------------------------------
Underwriter hereunder may be terminated by the Underwriter, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Notes, if prior to that time (a)(i) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder, (ii) any other condition to the Underwriter's obligations hereunder is not fulfilled, (iii) the Company sustains a loss, whether or not insured, by reason of fire, flood, accident or other calamity, which, in the reasonable opinion of the Underwriter, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company, (iv) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market or trading in any securities of the Company shall have been suspended by any securities exchange or in the over the counter market, (v) a banking moratorium is declared by the United States, or by New York, Missouri or Kentucky state authorities, (vi) an outbreak of major hostilities or other national or international calamity occurs, (vii) any action is taken by any government in respect of its monetary affairs which, in the reasonable opinion of the Underwriter, has a material adverse effect on the United States securities markets, or (viii) there is a pending or threatened material legal or governmental proceeding against the Company, other than proceedings described in the


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

Registration Statement or amendments or supplements thereto delivered to the Underwriter prior to the execution of this Agreement, which in the reasonable opinion of the Underwriter has a material adverse effect upon the Company, and (b) with respect to the events specified in clauses (a)(i) through (a)(iii) hereof, such event singly or together with other such events makes it, in your reasonable judgment, impractical to market the Notes on the terms and in the manner contemplated in the Prospectus.

         9. Termination by the Company. The obligation of the Company to
            --------------------------
deliver the Notes upon payment therefor shall be subject to the following conditions:

         On the Closing Date the orders of the Kentucky Public Service Commission referred to in paragraph 2(r) and paragraph 6(d)(xiv) hereof shall be in full force and effect substantially in the form in which originally entered; the Indenture shall be qualified under the Trust Indenture Act as and to the extent required by such Act; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

         In case any of the conditions specified above in this paragraph 9 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Underwriter. Any such termination shall be without liability of any party to any other party except to the extent provided in paragraph 5(k) and paragraph 10 hereof.

         10. Expenses Following Termination. If the sale of Notes provided
             ------------------------------
for herein is not consummated because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform all its obligations under this Agreement, the Company shall not be liable to the Underwriter for damages arising out of the transactions covered by this Agreement, provided however that (i) the Company shall remain liable to the extent provided in paragraphs 5(k), 7(a) and 7(d) hereof and (ii) except where termination occurs pursuant to Section 9 hereof, the Company shall pay the out-of-pocket expenses incurred by the Underwriter in contemplation of the performance by it of its obligations hereunder, including the fees and disbursements of its counsel and travel, postage, telegraph and telephone expenses, up to a maximum amount of $60,000.

         11. Notices. The Company shall be entitled to act and rely upon any
             -------
request, consent, notice or agreement given or made by the Underwriter. Any notice to the Underwriter shall be sufficient if given in writing or by telecopy addressed to Edward D. Jones & Co., L.P., 12555 Manchester Road, St. Louis, Missouri 63131, Attention: Thomas E. Lally; any notice to the Company shall be sufficient if given in writing or by telecopy addressed to the Company at: 3617 Lexington Road, Winchester, Kentucky 40391, Attention:
Glenn R. Jennings.

         12. Parties. This Agreement shall inure to the benefit of and be
             -------
binding upon the Underwriter, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Act, and (b) the indemnities and agreements of the Underwriter contained in paragraph 7 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.



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

         13. Defined Terms. For purposes of this Agreement, "business day"
             -------------
means any day on which the New York Stock Exchange is open for trading.

         14. Successors. This Agreement will inure to the benefit of and be
             ----------
binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in paragraph 7 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Notes from the Underwriter.

         15. Counterparts. This Agreement may be executed in multiple
             ------------
counterparts, all of which, when taken together, shall constitute one and the same agreement among the parties to such counterparts.

         16. Applicable Law. This Agreement shall be governed by and
             --------------
construed in accordance with the laws of the State of Missouri.



           [The Remainder of This Page Left Intentionally Blank.]


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

         If the foregoing correctly sets forth the agreement between the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose.

                       Very truly yours,

                       DELTA NATURAL GAS COMPANY, INC.

                       By:
                          ---------------------------------------------
                          Glenn R. Jennings
                          Chairman, President & Chief Executive Officer

Accepted:

EDWARD D. JONES & CO., L.P.



By:
   -----------------------------------------
         [                            ]
         Principal


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                                 SCHEDULE I

                             PRICING TERM SHEET

              (To Prospectus dated [                ], 2006)

ISSUER:                             Delta Natural Gas Company, Inc.

SECURITY:                           Insured Quarterly Notes

MATURITY DATE:                      April 1, 2021

RATING:                             AAA by Standard & Poor's

COUPON:                             [  ]%, paid quarterly

REDEMPTION TERMS:                   Callable in whole or in part anytime on
                                    or after April 1, 2009, at par (100%)

ESTATE FEATURE:                     Begins upon issuance of the Notes

PROCEEDS TO ISSUER:                 [  ]% of principal amount ($[   ] per note)

EXPECTED SETTLEMENT DATE:           [          ], 2006

UNDERWRITER:                        Edward D. Jones & Co., L.P.



The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by
calling toll-free at [          ].

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